Exhibit 10.2

ROKU, INC.

AMENDMENT TO

AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

This Amendment to that certain AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Amendment”) dated as of November 9, 2015 (the “Rights Agreement”) is made as of March 6, 2017 by and among ROKU, INC., a Delaware corporation (the “Company”) and the Investors set forth on Exhibit A of the Rights Agreement (the “Investors”). Capitalized terms used and not defined herein shall have the definitions ascribed to them in the Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors are parties to the Rights Agreement;

WHEREAS, in connection with an increase to the Company’s 2008 Equity Incentive Plan, the Company and the Investors desire to amend the Rights Agreement as provided below;

WHEREAS, the Rights Agreement may be amended with the written consent of the parties required by Section 5.5 thereof (collectively, the “Required Parties”); and

WHEREAS, the undersigned constitute the Required Parties.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Amendment hereby agree as follows:

AMENDMENT

1. Section 4.6(a) of the Rights Agreement shall be amended and restated in its entirety to read as follows:

“(a) up to an aggregate of one hundred ninety-nine million fifty-nine thousand five hundred eighty-six (199,059,586) shares (provided, however, that such number shall be increased to reflect any shares of Common Stock (i) not issued pursuant to the rights, agreements, option or warrants (“Unexercised Options”) as a result of the termination of such Unexercised Options or (ii) reacquired by the Company from employees, directors or consultants at cost (or the lesser of cost or fair market value) pursuant to agreements which permit the Company to repurchase such shares upon termination of services to the Company) of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for stock splits and combinations) issued or to be issued after the date hereof to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board.”

2. This Amendment shall be governed by and construed under the laws of the State of California in all respects as such laws are applied to agreements among California residents entered into and to be performed entirely within the State of California, without reference to the conflict of laws provisions thereof.

3. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute on instrument. Facsimile signatures shall be as effective as original signatures.

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:

ROKU, INC.

Signature:	/s/ Anthony Wood

Name:	Anthony Wood

Title:	President and Chief Executive Officer

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

FIDELITY MAGELLAN FUND:
FIDELITY MAGELLAN FUND

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

FIDELITY SECURITIES FUND:
FIDELITY OTC PORTFOLIO

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

FIDELITY GROWTH COMPANY COMMINGLED POOL

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

FIDELITY MT. VERNON STREET TRUST:
FIDELITY GROWTH COMPANY FUND

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

FIDELITY MT. VERNON STREET TRUST:
FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

FIDELITY PURITAN TRUST:
FIDELITY PURITAN FUND

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

FIDELITY OTC COMMINGLED POOL

By:	/s/ Jeffrey Christian
	Name:	Jeffrey Christian
	Title:	Authorized Signatory

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

TWENTY-FIRST CENTURY FOX, INC.

Signature:	/s/ Jeffrey Palker

Name:	Jeffrey Palker

Title:	Executive Vice President

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

GLOBESPAN CAPITAL PARTNERS V, L.P.

By: Globespan Management Associates V, L.P., its General Partner

By: Globespan Management Associates V,
LLC, its General Partner

By:	/s/ Tracey M. Revellino
Name:	Tracey M. Revellino
Title:	Authorized Signatory

GLOBESPAN CAPITAL PARTNERS
OPPORTUNITY FUND VI, L.P.

By: Globespan Opportunity Associates VI, L.P., its General Partner

By: Globespan Opportunity Associates VI,
LLC, its General Partner

By:	/s/ Tracey M. Revellino
Name:	Tracey M. Revellino
Title:	Authorized Signatory

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

MENLO VENTURES X, L.P.
MENLO ENTREPRENEURS FUND X, L.P.
MMEF X, L.P.

BY: MV MANAGEMENT X, L.L.C.
Their General Partner

By:	/s/ Shawn Carolan
Managing Member

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTORS:

SKY VENTURES LIMITED

Signature:	/s/ Ben Matthews
Name:	Ben Matthews
Title:	Authorised Attorney

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